Summary Prospectus February 1, 2013 (As amended March 1, 2013)

Sterling Capital Strategic Allocation Conservative Fund

Institutional Shares BMGTX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated February 1, 2013, as amended February 26, 2013 and March 1, 2013, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective

The Fund seeks capital appreciation and income by investing primarily in a group of diversified Sterling Capital Funds which invest mainly in equity and fixed income securities.

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Shares
Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.21%
Acquired Fund Fees and Expenses(1)	0.66%
Total Annual Fund Operating Expenses(1)	1.12%
Fee Waiver or Expense Reimbursement(2)	-0.25%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(1),(2)	0.87%

(1) The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies. To the extent that the Fund invests in acquired funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2) The Fund’s Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% through January 31, 2014. This contractual limitation may be terminated during this period only by the Fund, and will automatically terminate upon termination of the Investment Advisory Agreement between the Fund and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$89	$331	$593	$1,341

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7.99% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, under normal market conditions, the Fund expects to invest mainly in a mix of three to six Sterling Capital Funds; however, the Fund may invest in any Sterling Capital Fund, and the number and identity of the underlying funds in which the Fund invests may change at any time without notice. The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the underlying funds. Under normal circumstances, the Fund intends to invest all of its assets in underlying funds to the extent consistent with the Fund’s investment objective. The Fund may also invest in other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the Sterling Capital Funds group of investment companies.

The Fund will invest 25% to 55% of its total assets in underlying funds which invest mainly in equity securities and 45% to 75% of its total assets in underlying funds which invest mainly in fixed income securities (including investment grade and high yield (“junk”) bonds and floating rate securities). The Fund will invest in underlying funds which invest in securities of U.S., international and emerging market issuers.

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The Fund may invest in money market funds during periods of large shareholder inflows, when the portfolio management team is rebalancing the portfolio or for temporary cash management purposes.

The underlying funds that are part of the Sterling Capital Funds group of investment companies are described in this Prospectus. More information is available online at www.sterlingcapitalfunds.com.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Investing in Mutual Funds Risk: The Fund’s investments are concentrated in the Underlying Funds, so the Fund’s investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Asset Allocation Risk: The Fund maintains an asset allocation strategy and the amount invested in various asset classes of securities may change over time, within the ranges set forth in the Fund’s Principal Strategy. The Fund is subject to the risk that the Adviser may allocate assets to an asset class that underperforms other asset classes or that the allocation selected by the Adviser may fail to perform as expected.

Fixed Income Fund Risk: The Fund invests in Underlying Funds that invest mainly in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. High-yield/high-risk (“junk”) debt securities, in which some of the Underlying Funds may invest, are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk: The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative and may be highly volatile.

Equity Fund Risk: The Fund also invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Underlying Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a fund focuses (e.g., value, growth, small cap, large cap) will underperform other kinds of investments.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.sterlingcapitalfunds.com or by calling 1-800-228-1872.

Institutional Shares Annual Total Returns for years ended 12/31

Best quarter:	10.46%	09/30/09
Worst quarter:	–7.57%	12/31/08

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Average Annual Total Returns as of December 31, 2012

	1 Year	5 Years	10 Years	Since Inception
Institutional Shares				(10/2/97)
Return Before Taxes	9.49%	3.85%	5.54%	4.35%
Return After Taxes on Distributions	8.72%	2.91%	4.47%	3.06%
Return After Taxes on Distributions and Sale of Fund Shares	6.31%	2.82%	4.29%	3.07%
Russell 3000® Index				(9/30/97)
(reflects no deductions for fees, expenses, or taxes)(1)	16.42%	2.04%	7.68%	4.89%
Russell Global Index				(9/30/97)
(reflects no deductions for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S. withholding taxes)	17.19%	–0.29%	9.17%	5.28%
Barclays Capital U.S. Aggregate Index				(9/30/97)
(reflects no deductions for fees, expenses, or taxes)	4.22%	5.95%	5.18%	6.07%

(1) Returns for the Russell 3000® Index are included to show how the Fund’s performance compares with the returns of the U.S. equity markets generally. The Russell 3000® Index represents approximately 98% of the U.S. equity market and comprises the 3,000 largest companies in the United States.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Managers

James C. Willis, CFA

Managing Director of Sterling Capital and

Head of Sterling Capital Advisory Solutions Team

Since October 2010

Jeffrey J. Schappe, CFA

Managing Director of Sterling Capital and Chief Market Strategist

Since March 2005

Will G. Gholston, CFA

Director of Sterling Capital and Manager of Quantitative Analysis

Since March 2006

Purchase and Sale of Fund Shares

Account Type	Minimum Initial Investment*	Minimum Subsequent Investment
Regular Account	$1,000,000	$0

* Investors and employees of Sterling Capital purchasing shares through Branch Banking and Trust Company, its affiliates or other financial service providers or intermediaries approved by the Fund are not subject to a minimum initial investment requirement.

You may buy Institutional Shares of the Fund through procedures established by the Fund in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers or intermediaries approved by the Fund. These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information. Institutional Shares also are available for purchase at www.sterlingcapitalfunds.com.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SACF-I-03/13

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